SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2004
(August 19, 2004)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza New York, New York	10004
(Address of principal executive offices)	(Zip code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Page 1 of 6 Pages

Index to Exhibits on Page 4

Item 5.	Other Events

On August 19, 2004, Ambac Financial Group, Inc. (the “Registrant”) issued a press release announcing the appointment of Thomas C. Theobald to its Board of Directors, effective August 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc. (Registrant)

Dated: August 20, 2004

	By:	/s/ Thomas J. Gandolfo
Thomas J. Gandolfo Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.06	Announcement of Thomas C. Theobald to the Registrant’s Board of Directors contained in the press release issued by the Registrant on August 19, 2004.